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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported) June 30, 1997

                       IRVINE APARTMENT COMMUNITIES, INC.
                       IRVINE APARTMENT COMMUNITIES, L.P.
                       ----------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

        Maryland                     1-12478                  33-0698698
        Delaware                     0-22569                  33-0587829
  ------------------------   ------------------------   ----------------------
  (State of Incorporation)   (Commission File Number)      (I.R.S. Employer
                                                        Identification Number)


550 Newport Center Drive, Suite 300, Newport Beach, California          92660
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       (Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (714) 720-5500

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ITEM 2.   ACQUISITION OF ASSETS

Irvine Apartment Communities, L.P. is a Delaware limited partnership (the "Operating Partnership"). Irvine Apartment Communities, Inc., a Maryland corporation (the "Company"), owns a 45.1% general partnership interest in and is the sole general partner of the Operating Partnership.

On June 30, 1997, the Operating Partnership purchased a 923-unit apartment community (the "Property") located in La Jolla, California from AOKI Construction (CA) Co., Ltd. (the "Seller") for $127.0 million. $118.0 million of the purchase price was funded by borrowings under the Operating Partnership's $250 million unsecured line of credit. The balance of the purchase price was paid in cash. Neither the Operating Partnership, the Company, any subsidiary of the Company nor any director or officer of the Company was affiliated with or had a material relationship with the Seller.

The Property, completed in 1992, is situated on 15.5 acres. It includes a mix of studio, one-, two-, and three-bedroom apartment units in 13 three- and four-story buildings built over seven garage structures. Amenities include four swimming pools and spas and a 10,000 square-foot clubhouse with fitness club, aerobics studio and recreation center. The physical occupancy rate of the Property was approximately 92.3% at June 30, 1997. The Company intends to continue operating the property and to fund in cash from continuing operations an additional $4.0 million to $5.0 million to replace carpeting, windows and cabinet doors, repaint the community's exterior, renovate the leasing office and clubhouse, upgrade the landscaping, improve the community's water proofing, convert an existing office into an apartment unit, and certain other repairs.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)   Financial Statements under Rule 3-14 of Regulation S-X

      The Company has determined that it is impracticable to file audited financial statements with respect to Renaissance Villas Apartments, as prescribed by Rule 3-14 of Regulation S-X. Such financial statements will be filed by amendment as soon as practicable, but in no event later than 60 days after the date of this Current Report.

(b)   Pro Forma Financial Statements

      The Company has determined that it is impracticable to file pro forma financial statements for the Company as prescribed by Article 11 of Regulation S-X. Such pro forma financial statements will be filed by amendment as soon as practicable, but in no event later than 60 days after the date of this Current Report.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    IRVINE APARTMENT COMMUNITIES, INC.


Date:   July 14, 1997               By: /s/  Shawn Howie
                                        ----------------------------------------
                                        Shawn Howie
                                        Vice President, Corporate Finance and
                                        Controller


                                    IRVINE APARTMENT COMMUNITIES, L.P.

                                    By: Irvine Apartment Communities, Inc.,
                                        its sole general partner


Date:   July 14, 1997               By: /s/  Shawn Howie
                                        ----------------------------------------
                                        Shawn Howie
                                        Vice President, Corporate Finance and
                                        Controller